___________________, 2000 AMENDMENT TO
                          PARTICIPATION AGREEMENT AMONG
                            THE ALGER AMERICAN FUND,
                        FRED ALGER MANAGEMENT, INC., and
                        RELIASTAR LIFE INSURANCE COMPANY

         This amendment to the August 8, 1997 Participation Agreement, among The Alger American Fund, Fred Alger Management, Inc., and ReliaStar Life insurance Company is made for the purpose of modifying Schedules A and B thereto by incorporating all of the following asset accounts to Schedule A therein:

ReliaStar Select*Life Variable Account:   Select*Life II
                                          Select*Life III
                                          Variable Estate Design (formerly SVUL)
                                          FlexDesign
                                          Accumulation SVUL

ReliaStar Select Variable Account:        Select*Annuity III

And by including all portfolios of The Alger American Fund in Schedule B, thereby making all of them available to all asset accounts listed in Schedule A, as amended, to-wit:

         The Alger American Fund
               -Alger American Balanced Portfolio
               -Alger American Income & Growth Portfolio
               -Alger American Small Capitalization Portfolio
               -Alger American Growth Portfolio
               -Alger American MidCap Growth Portfolio
               -Alger American Leveraged AllCap Portfolio

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of this date, ___________________, 2000.

                                                THE ALGER AMERICAN FUND

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________


                                                FRED ALGER MANAGEMENT, INC.

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________


                                                RELIASTAR LIFE INSURANCE COMPANY

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________


                                                RELIASTAR LIFE INSURANCE COMPANY

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________